UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                       0-27137                   65-0509296
-----------------------------     -----------------    -------------------------
(State or other jurisdiction      (Commission          (IRS Employer
   of incorporation)                   file number)          Identification No.)


3135 S.W. Mapp Road
P.O. Box 268, Palm City, FL                                      34991
---------------------------------------                -------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (561) 287-5958

                                       N/A
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:
                                   Mintmire & Associates
                                   265 Sunrise Avenue, Suite 204
                                   Palm Beach, FL 33480
                                   Phone:(561) 832-5696
                                   Facsimile:(561) 659-5371

The purpose of this current report on Form 8-K is to change the Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 13, 2002 Kaufman, Rossin, & Co. notified the Company that they declined to stand for re-election as the Company's independent auditors due to financial reasons.

Kaufman, Rossin, & Co. performed the audit for the period ended March 31, 2001. Both of the former accountants' reports for the last two fiscal years contained uncertainties as to the ability of the Company to continue as a going concern. Neither contained any adverse opinion or a disclaimer of opinion, or was qualified.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the declination to stand for re-election as the Company's independent auditors, there were no disagreements with Kaufman, Rossin, & Co. with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.


ITEM 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 13, 2002, the Company's board of directors approved the engagement the firm of DoRocco & Dombrow Financial Corporation located at 3601 West Commercial Boulevard, Suite 39, Ft. Lauderdale, FL 33309, as the Company's independent auditors. Such appointment was accepted by Raymond M. DoRocco of the firm. During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging DoRocco & Dombrow Financial Corporation, the Company, or someone on the Company's behalf had not consulted DoRocco & Dombrow Financial Corporation regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

On September 17, 2002 the Company provided Kaufman, Rossin, & Co. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------------     --------------------
16.1              KAUFMAN ROSSIN & CO. letter regarding change of accountant.


                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
                           -------------------------
                                  (Registrant)



Date: September 17, 2002


BY:     /s/ Joseph R.  Rizzuti
--------------------------------------------------------
Joseph R.  Rizzuti, Chairman and Chief Operating Officer